DISTRIBUTIONS (Tables)	12 Months Ended
Dec. 31, 2020
Distributions [Abstract]
Disclosure of Dividends
The following table outlines distributions made to each class of partnership units, including BIPC exchangeable shares and Exchange LP units that are exchangeable into limited partner units.

	For the year ended December 31,
US$ MILLIONS	2020	2019	2018
Limited Partners	$(588)	$(575)	$(520)
General Partner(1)	(185)	(158)	(140)
Non-controlling interest attributable to:
Redeemable Partnership Units held by Brookfield	(240)	(241)	(216)
BIPC exchangeable shares	(66)	—	—
Exchange LP Units	(4)	(4)	(2)
Preferred unitholders	(51)	(49)	(41)
Total Distributions	$(1,134)	$(1,027)	$(919)

	For the year ended December 31,
PER UNIT/SHARE(2)	2020	2019	2018
Limited Partners	$1.94	$1.81	$1.69
General Partner(1)	1.94	1.81	1.69
Non-controlling interest attributable to:
Redeemable Partnership Units held by Brookfield	1.94	1.81	1.69
BIPC exchangeable shares	1.94	1.81	1.69
Exchange LP Units	1.94	1.81	1.69
Preferred unitholders	0.97	0.98	0.97

(1)Distributions to the General Partner include $183 million of incentive distributions for the year ended December 31, 2020 (2019: $158 million, 2018: $136 million).
(2)Our partnership paid a distribution of $0.5375 per unit in March 2020. On March 31, 2020, our partnership completed the previously announced creation of BIPC with a special distribution of BIPC exchangeable shares. The special distribution resulted in the issuance of approximately 46.3 million BIPC exchangeable shares. Current and historical per unit disclosures have been retroactively adjusted for the impact of the special distribution. Refer to Note 1, Organization and Description of the Business, for further details.